SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |X|  Preliminary Proxy Statement          |_|  Confidential, For Use of
         |_|  Definitive Proxy Statement                the Commission Only (as
         |_|  Definitive Additional Materials           permitted by Rule 14a-6
         |_|  Soliciting Material Pursuant to           (e)(2)
              ss.240.14a-12


                              PATRON SYSTEMS, INC.
================================================================================
                (Name of Registrant as Specified in Its Charter)


================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):
         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

================================================================================
         (2)      Aggregate number of securities to which transaction applies:

================================================================================
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

================================================================================
         (4)      Proposed maximum aggregate value of transaction:

================================================================================
         (5)      Total fee paid:

================================================================================
         |_|      Fee paid with preliminary materials:

================================================================================
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

================================================================================
         (2)      Form, Schedule or Registration Statement No.:

================================================================================
         (3)      Filing party:

================================================================================
         (4)      Date filed:

================================================================================

                              PATRON SYSTEMS, INC.

              -----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------




TIME..................................          10:00 a.m. Central Daylight Time
                                                on July 20, 2006.


PLACE.................................          The Union League Club
                                                65 West Jackson Blvd.
                                                Chicago, IL 60604

ITEMS OF BUSINESS.....................          (1)      To  elect  one  Class I
                                                         director,  one Class II
                                                         director, and one Class
                                                         III   director  to  our
                                                         Board of Directors;

                                                (2)      To  adopt  the   Patron
                                                         Systems,   Inc.    2006
                                                         Stock Incentive Plan;

                                                (3)      To     approve      the
                                                         amendment of our Second
                                                         Amended  and   Restated
                                                         Certificate          of
                                                         Incorporation,       as
                                                         amended, to provide for
                                                         a   1-for-30    reverse
                                                         stock   split   of  our
                                                         issued and  outstanding
                                                         common stock;

                                                (4)      To  approve a  proposal
                                                         to grant our management
                                                         the       discretionary
                                                         authority   to  adjourn
                                                         the Annual Meeting to a
                                                         later  date in order to
                                                         enable  our  management
                                                         and Board of  Directors
                                                         to  continue to solicit
                                                         additional  proxies  in
                                                         favor of proposals one,
                                                         two  and  three  above;
                                                         and

                                                (5)      To transact  such other
                                                         business     as     may
                                                         properly   come  before
                                                         the   Meeting  and  any
                                                         adjournment          or
                                                         postponement.

RECORD DATE...........................          You can vote if, at the close of
                                                business  on  May 26, 2006,  you
                                                were   a   stockholder   of  the
                                                Company.

PROXY VOTING..........................          All  stockholders  are cordially
                                                invited  to  attend  the  Annual
                                                Meeting in person.  However,  to
                                                ensure  your  representation  at
                                                the  Annual  Meeting,   you  are
                                                urged   to  vote   promptly   by
                                                signing   and    returning   the
                                                enclosed Proxy card.






June 9, 2006                                    Robert Cross
                                                CHIEF EXECUTIVE OFFICER

                                                            PATRON SYSTEMS, INC.
                                                5775 FLATIRON PARKWAY, SUITE 230
                                                         BOULDER, COLORADO 80301
                                                                  (303) 541-1005
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors ("Board") of Patron Systems, Inc., a Delaware corporation ("Patron," the "Company," "we," "us," or "our"), of Proxies to be voted at our 2006 Annual Meeting of stockholders and at any adjournments or postponements thereof.


You are invited to attend our Annual Meeting of stockholders on July 20, 2006, beginning at 10:00 a.m. Central Daylight Time. The meeting will be held at The Union League Club, 65 West Jackson Blvd., Chicago, Illinois 60604.

It is anticipated that the 2005 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 9, 2006.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our Common Stock, par value $0.01 per share ("Common Stock"), Series A-1 Convertible Preferred Stock, par value $0.01 per share ("Series A-1 Preferred Stock") and Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred Stock" and together with the Series A-1 Preferred Stock, "Preferred Stock"), at the close of business on May 26, 2006 ("Record Date") are entitled to receive this notice and to vote their shares at the Annual Meeting. As of May 26, 2006, there were 56,398,360 shares of Common Stock, 35,011,196 shares of Series A-1 Preferred Stock and 964 shares of Series A Preferred Stock outstanding.


VOTING. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. Each share of Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Preferred Stock is convertible, on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE meeting. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

ELECTION OF DIRECTORS. The three nominees for director receiving the highest number of votes of the Common Stock and Preferred Stock, voting as a single class, at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

ADOPTION OF PATRON SYSTEMS, INC. 2006 STOCK INCENTIVE PLAN. The adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.

AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The approval of the amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended ("Certificate of Incorporation"), to provide for a 1-for-30 reverse stock split of our issued and outstanding Common Stock will require the affirmative vote of (i) a majority of the outstanding shares of Common Stock as of the record date voting as a separate class, (ii) a majority of the outstanding shares of Series A-1
Preferred Stock as of the record date voting as a separate class, (iii) a majority of the outstanding shares of Series A Preferred Stock as of the record date voting as a separate class, and (iv) a majority of the outstanding shares of Common Stock, Series A-1 Preferred Stock and Series A Preferred Stock as of the record date voting as a single class.


APPROVAL OF PROPOSAL TO ADJOURN ANNUAL MEETING. The approval of the proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of the proposals to elect the directors nominated by the Board of Directors, adopt the Patron Systems, Inc. 2006 Stock Incentive Plan, and to approve the amendment of our Second Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.


SOLICITATION OF PROXIES. All expenses of our solicitation of proxies, including the cost of mailing this Proxy Statement to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

OTHER MATTERS. In the event a stockholder proposal was not submitted to the Company prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxyholders in accordance with the recommendations of the Board. Such authorization includes authority to appoint a substitute nominee for any Board' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:    ELECTION OF DIRECTORS

Item 1 is the election of one Class I director, one Class II director, and one Class III director to the Board. As provided in our Certificate of Incorporation, our Board is grouped into three classes, as nearly equal in number as possible. Directors hold office for staggered terms of three years. The classification of our Board is intended to provide for the election of directors to one of the three classes each year to succeed the directors whose terms are expiring.

At the 2006 Annual Meeting, each director will be elected to a class for a term expiring as designated below as the Company has not held an Annual Meeting of Stockholders since 2003. Our bylaws presently provide that the number of directors may be amended from time to time by resolution adopted by the affirmative vote of a majority of the whole Board. Upon completion of the Company's recapitalization involving the issuance of Series A-1 Preferred Stock in settlement of all claims, liabilities, demands, damages, etc., the Board will pursue increasing the number of directors to seven members. The number of directors is currently fixed at three.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, or any postponement or adjournment thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board proposes the election of the following nominee as a Class I director:

                                George Middlemas

If elected, the foregoing nominee is expected to serve until the 2009 Annual Meeting of Stockholders.

The Board proposes the election of the following nominee as a Class II director:

                                  Robert Cross

If elected, the foregoing nominee is expected to serve until the 2007 Annual Meeting of Stockholders.

The Board proposes the election of the following nominee as a Class III director:

                                 Braden Waverley

If elected, the foregoing nominee is expected to serve until the 2008 Annual Meeting of Stockholders.

The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of the Company's current executive officers and directors. Officers are appointed by the Board and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.


--------------------------    ------    ----------------------------------------
     NAME                     AGE       POSITION HELD
--------------------------    ------    ----------------------------------------
Robert Cross                  68        Chief Executive Officer and Director
--------------------------    ------    ----------------------------------------
Braden Waverley               39        Chief Operating Officer
--------------------------    ------    ----------------------------------------
Martin T. Johnson             55        Chief Financial Officer
--------------------------    ------    ----------------------------------------
Brett Newbold                 53        President and Chief Technology Officer
--------------------------    ------    ----------------------------------------
Robert E. Yaw II              59        Chairman
--------------------------    ------    ----------------------------------------
George Middlemas              59        Director
--------------------------    ------    ----------------------------------------



DIRECTORS

GEORGE MIDDLEMAS          Mr.  Middlemas  is  Managing  General  Partner of Apex
CURRENT DIRECTOR          Investment  Partners.  Prior to joining  Apex in 1991,
AND CLASS I               Mr.   Middlemas  was  a  Senior  Vice   President  and
NOMINEE                   Principal of Inco Venture  Capital  Management.  Prior
                          thereto,  he was Vice  President  and a member  of the
                          investment  commitment  committee of Citicorp  Venture
                          Capital.  Mr.  Middlemas was a founder of both America
                          Online  (AOL) and RSA  Security  (NASDAQ:  RSAS).  Mr.
                          Middlemas  holds  a  B.A.  in  history  and  political
                          science from Pennsylvania State University; an M.A. in
                          political  science from the  University of Pittsburgh;
                          and an  M.B.A.  from the  Harvard  Graduate  School of
                          Business Administration. Mr. Middlemas has served as a
                          director  since February 28, 2005 with a term expiring
                          at the Company's 2006  Annual Meeting of Stockholders.
                          Mr.  Middlemas  also serves on the board  of directors
                          and  the  compensation  committee  of  the   board  of
                          directors of Pure Cycle Corporation.


ROBERT CROSS              Robert  Cross  joined the Company on February 28, 2005
CURRENT DIRECTOR          as its Chief  Executive  Officer.  Mr.  Cross has more
AND CLASS II              than  twenty  years   CEO-level   experience   in  the
NOMINEE                   development and marketing of information technologies,
                          including secure systems for intelligence agencies and
                          NATO markets.  From 1984 through  2004,  Mr. Cross was
                          Chief Executive Officer of Cross Technologies, Inc., a
                          business process  outsourcing firm specializing in the
                          structuring  and   commercialization   of  information
                          technologies.  From 1993 through  1998,  Mr. Cross was
                          President  and  CEO of  Nanophase  Technologies  Corp.
                          (NASDAQ:   NANX).  From  1984  through  1989,  he  was
                          Chairman  and  CEO of  Delta  Data  Systems  Corp.,  a
                          manufacturer  of secure  computers and peripherals for
                          government  intelligence agencies.  From 1983 to 1984,
                          Mr.  Cross led the  financial  turnaround  of  Control
                          Video  Corporation,   predecessor  to  America  Online
                          (AOL). Prior thereto, Mr. Cross was General Counsel of
                          Electronic Data Systems. Prior thereto, Mr. Cross was a securities counsel with Winthrop Stimson Putnam &
                          Roberts. Mr. Cross received his business and legal education at Washington University in St. Louis. He is a Marine Corps veteran, and is an active member of Business Executives for National Security and the
                          Illinois Technology Development Alliance. Mr. Cross has served as a director since February 28, 2005 with a term expiring at the Company's 2006 Annual Meeting of Stockholders.

BRADEN WAVERLEY           Mr.  Waverley  joined the Company on February 17, 2006
CLASS III NOMINEE         as its Chief Operating Officer.  Mr. Waverley has been
                          an active advisor to start-up  companies in technology
                          services,  distribution and software, Mr. Waverley was
                          most recently  President of Vsource,  Inc., a publicly
                          traded  business  process  outsourcing  (BPO) services
                          firm  from  2002 to  2004.  While at  Vsource,  he was
                          responsible    for   sales,    marketing,    solutions
                          development,   public  and  investor  relations,   and
                          strategic  planning.  Under his leadership the Company
                          expanded
                           account acquisition, positioning the business for a successful sale to an Asian based investment group. From 1996 to 2001, Mr. Waverley was with Dell Inc., where he was Vice President and General Manager in the company's Canadian operations. With full P&L responsibility for the Consumer and Small Business Divisions, he grew the combined business unit to over $500 million in sales and the top market share position in Canada. Previously, he held marketing and general management posts for Dell's business throughout the Asia-Pacific region, where he grew a new business unit over five-fold, with sales in excess of $250 million. Prior to Dell, Mr. Waverley co-founded Paradigm Research, a successful management consulting firm specializing in business process automation and redesign strategies. Clients came from industries such as computer hardware, software and wireless technology. Earlier, Mr. Waverley held operations and marketing management positions at Motorola, Inc. Mr. Waverley holds a bachelors degree from the University of Wisconsin at Madison, and a masters of business administration from the J.L. Kellogg Graduate School of Management at Northwestern University.

ROBERT E. YAW II          Mr. Yaw started his career with Citicorp International
CURRENT DIRECTOR          and later joined the Investment  Banking Department of
                          Salomon  Brothers in 1973.  In 1975, at the request of
                          William  R.  Salomon,   Mr.  Yaw  created  its  Global
                          Telecommunications  Group.  In 1980,  Mr.  Yaw and Mr.
                          Lewis Ranieri created mortgage  securitization through
                          a partnership  with AT&T and Bank of America.  Also in
                          1980, Mr. Yaw became Chairman of Salomon Brothers' New
                          Products    Group--formally    coordinating    Salomon
                          Brothers' public offering origination and distribution
                          processes.   In   1981,   Mr.   Yaw   assumed   senior
                          responsibility for Salomon Brothers' Private Placement
                          Group--the   leading  U.S.  private   placement  agent
                          throughout  his  tenure.  Thereafter,  he has  been an
                          advisor,  founder,  and Director of private and public
                          companies,   including  partnerships  with  Prudential
                          Insurance   Company  of  America  and  New  York  Life
                          Insurance Company and he has held staff positions with
                          the United States Senate Foreign Relations  Committee,
                          United States Senate Republican Policy Committee,  and
                          the   Presidential   Commission   on  the  Causes  and
                          Prevention  of Violent  Crime.  Mr. Yaw  completed his
                          undergraduate  education at Bowdoin  College and Clare
                          College  (Cambridge   University)  in  1968,  and  his
                          graduate legal education at Georgetown University and the University of London in 1973. Mr. Yaw has served as a director since October 10, 2002 with a term expiring at the Company's 2006 Annual Meeting of Stockholders.


EXECUTIVE OFFICERS

ROBERT CROSS              Mr. Cross's biography is listed above.
CHIEF EXECUTIVE
OFFICER

BRADEN WAVERLEY           Mr. Waverley's biography is listed above.
CHIEF OPERATING
OFFICER

BRETT NEWBOLD             Mr. Newbold  rejoined the Company on February 28, 2005
PRESIDENT AND             as its President and Chief  Technology  Officer.  From
CHIEF TECHNOLOGY          October  2002  until June 2003,  Mr.  Newbold  was the
OFFICER                   Company's  Chief  Technology  Officer  and  President,
                          Technology  Products Group.  Mr. Newbold has more than
                          twenty-five   years  of   software   development   and
                          technology  company management  experience.  From 1989
                          through 1997, Mr. Newbold was Vice  President/Research
                          & Development, New Technologies for Oracle Corporation
                          (NASDAQ:   ORCL),   where  he  held  senior  operating
                          management    responsibility    for   the   selection,
                          development  and  integration  of  new   technologies,
                          reporting   directly  to  Oracle's   Chief   Executive
                          Officer,  Mr. Larry Ellison.  Thereafter,  Mr. Newbold
                          was President and Chief Operating Officer of Open Text
                          Corporation   (NASDAQ:   OTEX),  a  market  leader  of
                          collaboration and knowledge management software. Since
                          1999, Mr. Newbold served as an Executive Consultant to
                          various software  development  companies.  Mr. Newbold
                          received
                           his undergraduate education in physics at the University of Washington.

MARTIN T. JOHNSON         Mr. Johnson joined the Company on February 17, 2006 as
CHIEF FINANCIAL           its Chief Financial Officer. Mr. Johnson has served as
OFFICER                   an   independent   consultant   providing   financial,
                          strategy  and  operations  consulting  services  since
                          2002.  From  2000 to  2001,  he was Vice  President  -
                          Planning  and  Business   Development   for  Cabletron
                          Systems,  a  provider  of  network  hardware,  network
                          management software and consulting services. From 1999
                          to 2000, Mr. Johnson was Senior Vice President,  Chief
                          Financial   Officer   for   MessageMedia,    Inc.,   a
                          publicly-held  e-mail messaging  services and software
                          company.  From 1993 to 1999, he worked for  Technology
                          Solutions  Company,  a  publicly-held  management  and
                          information  technology  professional  services  firm.
                          Initially,   he  led  the  business  case   consulting
                          practice  serving  as Vice  President,  Business  Case
                          Consulting  and  from  February  1994  was the  firm's
                          Senior Vice  President  and Chief  Financial  Officer.
                          From 1990 to 1993, he was Corporate Controller for The
                          Marmon   Group,   Inc.,  a  $4.5  billion   autonomous
                          association of over 70 independent  member  companies.
                          From 1987 to 1990, he was Vice  President-Finance  and
                          Chief  Financial  Officer  of  COMNET  Corporation,  a
                          publicly-held  computer software and computer services
                          firm and was also  Vice  President-Finance  and  Chief
                          Financial  Officer for its  publicly-held  subsidiary,
                          Group 1 Software, Inc. Mr. Johnson holds a bachelor of
                          science in electrical  engineering  degree from Lehigh
                          University and a masters degree in management from the
                          J.L.   Kellogg   Graduate   School  of  Management  at
                          Northwestern University.


FURTHER INFORMATION CONCERNING THE BOARD

MEETINGS AND COMMITTEES

The Board held 7 meetings during fiscal 2005. The Board also acted 15 times by unanimous written consent during fiscal 2005. All directors attended 75% or more of all the meetings of the Board in fiscal 2005. The Board does not have an Audit Committee, Compensation Committee or Nominating Committee.

While we do not require members of our Board to attend the Company's Annual Meeting of stockholders, each director is encouraged to do so. Our stockholders acted by written consent for our most recent annual meeting held in 2003.

AUDIT COMMITTEE FUNCTIONS

Our Board performs the functions of an audit committee and does not operate pursuant to a charter in connection with the performance of such functions. Our Board is responsible for the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls.

In fulfilling its responsibilities for the financial statements for fiscal year 2005, the Board:

         o Reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and Marcum & Kliegman, L.P. ("Marcum"), the Company's independent registered public accounting firm;

         o Discussed with Marcum the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o        Received   written   disclosures  and  a  letter  from  Marcum
                  regarding its independence as required by Independence Standards Board Standard No. 1, and has discussed with Marcum their independence.

Based on its review of the audited financial statements and discussions with management and Marcum, the Board approved the inclusion of the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

NOMINATING COMMITTEE FUNCTIONS

Our Board performs the functions of a nominating committee and does not operate pursuant to a charter in connection with the performance of such functions. We believe that since there are only three directors, it is appropriate for the entire Board to undertake the functions of the nominating committee. We have determined that Mr. Middlemas is "independent" as that term is defined in
Section 4200 of the Marketplace Rules as required by the NASDAQ Stock Market. In carrying out its function to nominate candidates for election to the Board, the Board considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board at that point in time. The Board believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would interfere with or limit such candidate's ability to do so.

If the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (E.G., preferred stock rights to elect directors upon a dividend default, stockholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Board's nominating and review process.

A stockholder of the Company may nominate one or more persons for election as a director at an annual meeting of stockholders by submitting information regarding such nominee to the Company's Chief Executive Officer. Candidates nominated by stockholders will be reviewed by the Board according to the requirements set forth above.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD.

Our Board has adopted three methods by which our stockholders may communicate with the Board regarding matters of substantial importance to the Company. These methods are as follows:

1. PROCEDURES FOR SUBMISSION OF COMMUNICATIONS REGARDING AUDIT AND ACCOUNTING MATTERS. Our Board has in place procedures for (a) the receipt, retention, and treatment of communications received by us regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by our employees, on a confidential and anonymous basis, of communications regarding questionable accounting or auditing matters. These procedures allow any person to submit a good faith communication regarding these various audit, internal accounting control and accounting matters to the Board, or to our management, and any employee to do so on a confidential and anonymous basis, without fear of dismissal or retaliation of any kind. Ultimately, the Board will oversee treatment of communications in this area, and therefore any submissions would be reviewed by all members of the Board.

2. CODE OF ETHICAL CONDUCT. Our Code of Ethical Conduct identifies the e-mail addresses for each of our Chief Executive Officer, Robert Cross, Chief Financial Officer, Martin T. Johnson, and the Chairman of our Board, Robert Yaw. This allows individuals to contact those members of our management in connection with matters concerning the code and our company's overall ethical values and standards.

3. INVESTOR RELATIONS. Our Chief Executive Officer, Robert Cross, addresses all of our investor relations matters. Stockholders are free to contact Mr. Cross at (303) 541-1005. Mr. Cross determines whether inquiries or other communications with respect to investor relations should be relayed to our Board or to other management. Typical communications relayed to our Board or other management involve stockholder proposal matters, audit and accounting matters addressed in item 1 above, and matters related to our code of ethical conduct addressed in item 2 above.

ITEM 2:    ADOPTION OF PATRON SYSTEMS, INC. 2006 STOCK INCENTIVE PLAN


The Patron Systems, Inc. 2006 Stock Incentive Plan ("Plan") was adopted by the Board of Directors on May 10, 2006, subject to approval by the Company's stockholders. If approved by the stockholders, the Plan will become effective as of July 20, 2006, the date of the Annual Meeting. Under the Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, stock units and stock appreciation rights to employees (including executive officers), non-employee directors and consultants of the Company and its subsidiaries.


The Board of Directors believes that equity-based incentive compensation plans provide an important means of attracting, retaining and motivating employees, non-employee directors and other service providers and recommends that stockholders approve the adoption of the Plan. Because non-employee directors and executive officers of the Company are eligible to receive awards under the Plan, they have a personal interest in the approval of the adoption of the Plan.

The purpose of the Plan is (a) to recognize and compensate selected employees and consultants who contribute to the success of the Company and its subsidiaries, (b) to attract and retain employees and consultants and (c) to provide incentive compensation to employees and consultants based on the performance of the Company and its subsidiaries. The Board of Directors believes that employees, non-employee directors and other service providers who have an investment in the Company are more likely to meet and exceed performance goals.

The Board proposes that the stockholders approve the adoption of the Plan.

                         PRINCIPAL FEATURES OF THE PLAN

The following summary briefly describes the principal features of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Appendix "A" in the form proposed.

GENERAL. The Plan may be administered by the Board or another committee of the Board. The Plan is currently administered by the Board. If the Board designates that a committee shall administer the Plan, that committee must be comprised of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Exchange Act") and "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Board, who need not satisfy the requirements noted above, who may administer the Plan with respect to employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Subject to the provisions of the Plan, the Board will have full and final authority to select the employees, officers, directors and consultants to whom awards will be granted thereunder, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.


ELIGIBILITY. Employees, non-employee directors and other service providers of the Company and our affiliates who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and our affiliates are eligible to participate in the Plan. The Board determines the type and size of award and sets the terms, conditions, restrictions and limitations applicable to the award within the confines of the Plan's terms. As of May 26, 2006, there were approximately 27 employees and 2 non-employee directors who would be eligible to participate in the Plan.


AVAILABLE SHARES. The maximum number of shares available for grant under the Plan is 5,600,000 shares of Common Stock, on a post-reverse-split basis (as described in Item 3 below). The number of shares available for award under the Plan is subject to adjustment for certain corporate changes in accordance with the provisions of the Plan. The aggregate number of shares available for grant will increase annually by the lower of (i) 1,000,000 shares, (ii) 5% of the outstanding shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board. Currently, the maximum number of shares available for grant of awards under the Plan to any one participant is 1,500,000 shares during any fiscal year.

AWARDS. The Plan authorizes the Board to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of Common Stock, (2) options to purchase Common Stock, (3) stock appreciation rights based on Common Stock and (4) stock units based on Common Stock. An award may consist of one such arrangement or two or more such arrangements in tandem or in the alternative.

An award may provide for the issuance of Common Stock for any lawful consideration, including services rendered to the Company. An award granted under the Plan may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Board, upon the occurrence of specified events, including a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. Any stock option granted may be an incentive stock option within the meaning of Section 422 of the Code or a nonqualified stock option.

An award under the Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant to the award, and/or to pay all or part of the recipient's tax withholding obligations with respect to such issuance, in cash or by delivering previously owned shares of capital stock of the Company.

STOCK OPTIONS. The Plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and nonqualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of the Company and its affiliates. All options will be subject to terms, conditions, restrictions and limitations established by the Board, as long as they are consistent with the terms of the Plan.

The Board will determine when an option will vest and become exercisable. No option will be exercisable more than ten years after the date of grant (or, in the case of an incentive stock option granted to a 10% stockholder, five years after the date of grant). Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant's termination of employment or service by reason of death, disability or retirement, for any reason other than death, disability, retirement, or for cause.


The exercise price of a stock option granted under the Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options must be granted at 100% of fair market value. (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value). The closing price on the OTC Bulletin Board for the Common Stock on May 26, 2006 was $0.059.


The exercise price of a stock option may be paid in cash or, in the discretion of the Board, with previously acquired shares of Common Stock, through services rendered, through an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company, through an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company, by promissory note or by any other form of consideration that is consistent with applicable law.

STOCK APPRECIATION RIGHTS OR SARS. A stock appreciation right or SAR entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the Board, equal to the amount by which the Company's Common Stock appreciates in value after the date of the award. The Board will determine when the SAR will vest and become exercisable. The Board will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.

RESTRICTED STOCK. Restricted stock awards consist of shares of Common Stock that must be returned to the Company if certain conditions are not satisfied. The Board will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals pursuant to a performance award and restrictions under applicable securities laws. The Board also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other stockholder rights related to the shares of Common Stock. Upon expiration of the restriction period, the participant is entitled to receive shares of Common Stock not subject to restriction.

STOCK UNITS. Stock units are fictional shares of Common Stock. The Board will determine the restriction period and may impose other terms, conditions and restrictions on stock units. Upon the lapse of restrictions, the participant is entitled to receive shares of Common Stock or an amount of cash equal to the fair market value of such shares of Common Stock as provided in the award agreement. An award of stock units may include the grant of a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one share while the stock unit is outstanding. Dividend equivalents may be converted into additional stock units. Settlement of dividend equivalents may be made in the form of cash, shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the stock units to which they attach. The Board will determine when the stock units will vest and become exercisable. The Board will set other terms, conditions, restrictions and limitations on stock units, including rules as to exercisability after termination of employment or service.

PERFORMANCE STANDARDS. The number of Shares or other benefits granted, issued, retainable and/or vested under an award under the Plan may be made subject to the attainment of performance goals for a specified period of time relating performance criteria specified in the Plan applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Board in the award notice. The Board may appropriately adjust any evaluation of the performance criteria referenced above to exclude certain events occurring during the period over which performance is measured. The Board shall determine the performance criteria not later than the 90th day of the performance period, and shall determine and certify, for each participant, the extent to which the performance criteria have been met. The Board may not in any event increase the amount of compensation payable under the Plan upon the attainment of a performance goal to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code.


PLAN DURATION. The Plan will become effective upon its adoption by the Company's stockholders at the Annual Meeting on July 20, 2006. Unless terminated earlier by the Board, the Plan will automatically terminate on July 19, 2016.


AMENDMENTS. The Board may amend or terminate the Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) if any law, rule or regulation requires that any such amendment be approved by the Company's stockholders, then such amendment will not be effective until it has been approved by the Company's stockholders.

EFFECT OF SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of Common Stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the Plan may be subject to Section 16(b) of the Exchange Act. Pursuant to
Section 16(b), a purchase of Common Stock by an Insider within six months before or after a sale of Common Stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Exchange Act upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The Plan is designed to comply with Rule 16b-3.

TRANSFERABILITY. Unless the agreement evidencing the award expressly provides otherwise, no award may be sold, transferred, pledged, assigned or disposed of, except by will or the laws of descent and distribution, provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.

WITHHOLDING TAXES. Participants are required to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by the delivery by the participant to the Company of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Common Stock will be issued pursuant to any award made under the Plan until the applicable tax withholding obligations have been satisfied.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the principal federal income tax consequences under the Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option, or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised, or (b) the fair market value at the time of such disposition, exceeds the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years. The exercise of an Incentive Stock Option is to be considered wages subject to withholding for FICA purposes to the extent of the spread between the exercise price and value of the Common Stock as of the date of the exercise.

CONSEQUENCES TO EMPLOYEES: NON-STATUTORY OPTIONS. An optionee recognizes no income at the time Non-Statutory Options are granted under the Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares, unless the stock received is not transferable and subject to a substantial risk of forfeiture under Code Section 83 (stock received by you which is subject to continued employment or subject to the six month holding period under Section 16(b) of the Securities Act of 1934 is deemed to be subject to a substantial risk of forfeiture under Code Section 83). An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Statutory Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Statutory Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

CONSEQUENCES TO EMPLOYEES: RESTRICTED STOCK. The receipt of restricted stock will not result in a taxable event to the participant until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the participant makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained, or if a Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Even if the purchase price and the fair market value of the shares are the same (in which case there would be no ordinary income), a Section 83(b) election must be made to avoid deferral of the date ordinary income is recognized. The election must be filed with the Internal Revenue Service not later than thirty (30) days after the date of transfer. If no Section 83(b) election is made or if no repurchase rights are retained, a taxable event will occur on each date the participant's ownership rights vest (e.g., when the Company's repurchase rights expire) as to the number of shares that vest on that date, and the holding period for long-term capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. The income from the restricted stock will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

CONSEQUENCES TO EMPLOYEES: STOCK APPRECIATION RIGHTs. Individuals who receive stock appreciation rights under the Plan will generally recognize taxable income upon exercise of the stock appreciation right. The income received from the exercise of the stock appreciation right will be ordinary and will be equal to the amount of cash received or the value of the appreciated stock. This amount will generally be reportable in the participant's income in the year of receipt, however, if the stock appreciation right is exercised for stock and the stock is subject to a substantial risk of forfeiture, it will be subject to tax as restricted stock (see above discussion). The income from a stock appreciation right will also be subject to income and employment tax withholding in the year such income is includible in the participant's income.

CONSEQUENCES TO THE COMPANY: INCENTIVE STOCK OPTIONS, The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

CONSEQUENCES TO THE COMPANY: NON-STATUTORY OPTIONS AND OTHER GRANTS. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Options or other grants received under the Plan. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year.

CONSEQUENCES OF STOCK UNITS. There will be no federal income tax consequences to either the participant or the employer upon the grant of restricted stock units. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the restricted stock units in an amount equal to the aggregate of the cash received and the fair market value of the Common Stock so transferred. Subject to certain deduction limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income. Generally, a participant will also recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to certain deduction limitations, the Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

APPLICATION OF SECTION 409A OF THE CODE. Recently enacted Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A of the Code, "nonqualified deferred compensation" includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A of the Code does not apply to incentive stock options, nonqualified stock options granted at fair market value if no deferral is provided beyond exercise, or restricted stock. In limited circumstances, SARs are exempt from Section 409A of the Code.

Awards made pursuant to the Plan will be designed to comply with the requirements of Code Section 409A to the extent the awards granted under the Plan are not exempt from coverage. However, if the Plan fails to comply with
Section 409A of the Code in operation, a participant could be subject to the additional taxes and interest.

NEW PLAN BENEFITS

Because awards under the Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to the CEO, the named executive officers, all current executive officers as a group, the non-executive directors as a group, and all employees who are not executive officers, are not presently determinable.

RECOMMENDATION

The adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.

All Proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE PATRON SYSTEMS, INC. 2006 STOCK INCENTIVE PLAN.

ITEM 3:    AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board is requesting stockholder approval of an amendment (the "Amendment") to the Company's Second Amended and Restated Certificate of Incorporation to provide for a 1-for-30 reverse stock split of our issued and outstanding Common Stock.

On May 10, 2006, our Board of Directors adopted and declared advisable a resolution approving an amendment to our Certificate of Incorporation to effectuate a pro-rata reverse split of our issued and outstanding Common Stock by which every thirty (30) shares will become one share (the "Reverse Split"). The principal effect of the Reverse Split will be to decrease the number of issued and outstanding shares of our Common stock. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of Common Stock will hold the same percentage of Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock will not be affected by the Reverse Split.


The Company's Certificate of Incorporation, as amended, presently authorizes the issuance of 150,000,000 shares of Common Stock and 75,000,000 shares of Preferred Stock, each having a par value of $0.01 per share. Of the 150,000,000 presently authorized shares of Common Stock, 56,398,360, shares were issued and outstanding on May 26, 2006, the record date. Of the 75,000,000 presently authorized shares of Preferred Stock, as of the May 26, 2006 record date, 2,160 have been designated Series A Preferred Stock, 964 of which are issued and outstanding, and 50,000,000 have been designated Series A-1 Preferred Stock, 35,011,196 of which are issued and outstanding. The outstanding shares of Series A Preferred Stock are convertible into 60,256,264 shares of Common Stock on a pre-Reverse Split basis (2,008,543 shares of Common Stock on a post-Reverse Split basis), and the outstanding shares of Series A-1 Preferred Stock are convertible into 350,111,953 shares of Common Stock on a pre-Reverse Split basis (11,670,399 shares of Common Stock on a post-Reverse Split basis). An aggregate of approximately 465,088,168 shares of Common Stock have been reserved for issuance as of the record date consisting of 350,111,953 shares issuable upon the conversion of outstanding shares of Series A-1 Preferred Stock, 60,256,264 shares issuable upon the conversion of outstanding shares of Series A Preferred Stock, 20,085,446 shares of the Company's common stock issuable upon the exercise of outstanding warrants issued to the purchasers of Series A Preferred Stock, 246,785 shares issuable pursuant to the Agreement and Accord discussed below, 20,050,487 shares issuable upon the exercise of additional outstanding warrants and 14,337,233 shares issuable upon the exercise of outstanding options. Accordingly, no shares of Common Stock remain available for corporate purposes. In addition, pursuant to this Proxy, the Company is seeking stockholder approval of the Patron Systems, Inc. 2006 Stock Incentive Plan. Accordingly, assuming the proposal to adopt the Plan is approved by our stockholders, an additional 5,600,000 shares of Common Stock, on a post-Reverse Split basis, will be reserved for issuance. The Board considers it advisable to have additional shares of Common Stock available for issuance for possible future stock dividends or stock splits and for other corporate purposes. In Addition, the Board believes it is desirable that the Company have the flexibility to issue shares of Common Stock without further stockholder action, except as required by law.

----------------- -------------- --------------- -------------- --------------- -------------- --------------
 As of May 26,    Common Stock    Common Stock     Series A        Series A      Series A-1     Series A-1
      2006           Before      After Reverse     Preferred      Preferred       Preferred      Preferred
                  Reverse Split      Split*      Stock Before    Stock After    Stock Before    Stock After
                                                 Reverse Split  Reverse Split   Reverse Split  Reverse Split*
----------------- -------------- --------------- -------------- --------------- -------------- --------------
Issued and           56,398,360      13,550,344            964             964     35,011,196              0
Outstanding
Shares
----------------- -------------- --------------- -------------- --------------- -------------- --------------
Authorized          150,000,000     150,000,000          2,160           2,160     50,000,000     50,000,000
Shares
----------------- -------------- --------------- -------------- --------------- -------------- --------------
Reserved Shares     465,088,168       3,832,541              0               0              0              0
----------------- -------------- --------------- -------------- --------------- -------------- --------------
Unreserved                    0     132,617,115          1,196           1,196     14,988,804     50,000,000
Shares
----------------- -------------- --------------- -------------- --------------- -------------- --------------

* Assumes the automatic conversion of the Series A-1 Preferred Stock into Common Stock upon the filing of the Certificate of Amendment of Second Amended and Restated Certificate of Incorporation.

The Board has unanimously adopted a resolution setting forth the following proposed amendment to the Company's Certificate of Incorporation pursuant to which Section (A) of Article IV of the Company's Certificate of Incorporation will be amended to read in its entirety as follows:

         "Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 225,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.01 per share ("Common Stock"), and 75,000,000 shares of preferred stock, with the par value of $0.01 per share. Simultaneously with the effective date of the filing of this amendment to the Second Amended and Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-thirtieth of one share (0.033333) of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of all of such holder's stock certificates formerly representing shares of Old Common Stock, in lieu of such fractional share, one whole share of Common Stock.

         The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock."


EFFECTIVE DATE OF THE AMENDMENT. The Amendment will become effective on the close of business on the date we file the Certificate of Amendment ("Certificate of Amendment") of the Certificate of Incorporation with the Delaware Secretary of State (the "Effective Date"). The complete text of the form of the Certificate of Amendment is set forth as APPENDIX "B" to this Proxy Statement. We anticipate that the Effective Date will occur on or around July 21, 2006. However, the exact timing of the filing of the Certificate of Amendment will be determined by our Board of Directors based upon its evaluation as to when the Amendment will be most advantageous to us and our stockholders, and the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to six (6) months. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Amendment if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and the stockholders.


Stockholders do not have the statutory right to dissent and obtain appraisal of their shares under Delaware law in connection with the Amendment.

EFFECT OF THE REVERSE SPLIT. Upon effectiveness of the Certificate of Amendment, without further action by us or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Date will be converted into the right to receive a number of shares of common stock (the "New Common Stock") calculated based on a reverse split ratio of one-for-thirty shares. For example, if a stockholder presently holds 1,500 shares of Common Stock, that stockholder will hold 50 shares of New Common Stock following the Reverse Split.

REASONS FOR THE REVERSE SPLIT. The Reverse Split and resulting anticipated increase in the price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

Additionally, in connection with the entry into final and binding settlements with respect to any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities, and obligations of every kind and nature ("Claims") of our existing creditors and/claim holders ("Claimants"), we negotiated the issuance of one share of our Series A-1 Preferred Stock for each $0.80 of Claims held by such Claimants. Each share of Series A-1 Preferred Stock is currently convertible, on a pre-Reverse Split basis, into 10 shares of Common Stock, and will automatically convert upon the effectiveness of the Amendment into 1/3 of a share of Common Stock on a post-Reverse Split basis. In light of the fact that we did not have sufficient shares of authorized but unissued Common Stock to issue shares of Common Stock to the Claimants, we issued shares of our Series A-1 Preferred Stock. Presently, we do not have sufficient shares of authorized but unissued Common Stock to reserve for the potential issuance of these shares upon conversion of the shares of Series A-1 Preferred Stock. The effectuation of the Reverse Split will increase the availability of authorized shares of Common Stock so as to effectuate the conversion of the shares of Series A-1 Preferred Stock into shares of Common Stock. Immediately following the effectiveness of the Reverse Split, the shares of Series A-1 Preferred Stock outstanding as of the record date will automatically convert into approximately 11,670,399 shares of our Common Stock.

We have also issued shares of Series A Preferred Stock to Apex Investment Fund V, L.P. and to fifty separate accredited investors in connection with our Series A Preferred Stock financing transaction. In the transaction, Laidlaw & Company
(UK) Ltd. acted as our placement agent. Each share of Series A Preferred Stock is currently convertible, on a pre-Reverse Split basis, into 62,500 shares of Common Stock, and, upon the effectiveness of the Amendment, will be convertible into 2,083.3333 shares of Common Stock on a post-Reverse Split basis. Presently, we do not have sufficient shares of authorized but unissued Common Stock to reserve for the potential issuance of these shares upon conversion of the shares of Series A Preferred Stock. The effectuation of the Reverse Split will increase the availability of authorized shares of Common Stock so as to facilitate the conversion of the shares of Series A Preferred Stock into shares of Common Stock. Immediately following the effectiveness of the Reverse Split, the shares of Series A Preferred Stock outstanding as of the record date will be convertible into approximately 2,008,543 shares of our Common Stock.

On April 29, 2005, we entered into an Agreement and Accord with FIBA Consultants and its sole equity holder pursuant to which we agreed to issue certain shares of our Common Stock to replace shares pledged by the sole equity holder of FIBA Consultants in connection with a loan transaction. We issued an aggregate of 890,500 shares of Common Stock and agreed to register an aggregate of 1,190,500 shares of Common Stock held by FIBA Consultants and its sole equity holder, 375,000 shares of Common Stock issuable to the sole equity holder of FIBA
Consultants upon the exercise of outstanding options, and an additional (1) 45,000 shares of Common Stock for each year and portion thereof from May 2, 2004 through the date that we file a registration statement, and (2) 133,575 shares of Common Stock for each year and portion thereof from April 2, 2005 through the date that we file a registration statement. The Agreement and Accord is unrelated to the Settlement Agreement and Mutual Releases through which we settled certain outstanding obligations with our creditors and claimants.


Our Board considers it advisable to have additional shares available for issuance under our employee benefit plans, to raise capital in a public or private offering, for acquisitions and other strategic transactions, for possible future stock dividends or stock splits and for other corporate purposes. In addition, our Board believes it is desirable that we have the flexibility to issue shares of Common Stock without further stockholder action, except as required by law. We have no current agreements to enter into any stock offerings or strategic transactions, nor do we presently have any plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares of Common Stock for any purpose, including future acquisitions and/or financings, other than in connection with the conversion of Preferred Shares.

The Reverse Split may result in some stockholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.


An unfavorable vote on the proposal to effect the Reverse Split could prevent holders of our outstanding options, warrants and Series A Preferred Stock from exercising or converting such securities. In addition, the Series A-1 Preferred Stock would not be converted into Common Stock as such shares are convertible only upon the effectiveness of an amendment to our Second Amended and Restated Certificate of Incorporation which provides for a sufficient number of authorized shares of Common Stock to permit the exercise or conversion of all issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, and all outstanding options, warrants and other rights to acquire shares of our Common Stock. Such holders' inability to exercise or convert their securities could result in claims being brought against us to compel us to take all actions necessary to obtain stockholder approval of the Reverse Split, to obtain stockholder approval of an increase in our authorized shares of Common Stock, to seek damages in connection with our issuance of the Series A Preferred Stock, Series A-1 Preferred Stock or outstanding options and/or warrants, or to rescind the issuance of the Series A Preferred Stock, Series A-1 Preferred Stock or outstanding options and/or warrants. Any or all of these actions would put our financial viability in jeopardy. Should the proposal to effect the Reverse Split receive an unfavorable vote, we may have difficulty raising additional working capital to fund the on-going operations of our business. The inability to raise additional working capital could have a substantially adverse effect on our business operations. Should the proposal to effect the Reverse Split receive an unfavorable vote, the Company intends to use commercially reasonable efforts to continue to seek stockholder approval of the Reverse Split until a favorable vote is obtained.

RISK FACTOR. We cannot assure stockholders that the post-Reverse Split market price of our Common Stock will increase proportionately to the ratio for the Reverse Split. Further, the Reverse Split will result in approximately 132 million post-Reverse Split shares of Common Stock (accounting for automatic conversion of the Series A-1 Preferred Stock) available for future issuance. As such, should we determine to issue more Common Stock, the number of shares of Common Stock available for issuance due to the Reverse Split may result in the dilution of the currently outstanding Common Stock.


NO FRACTIONAL SHARES. We will not issue any fractional shares in connection with the Reverse Split. Holders of old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of all of such holder's stock certificates formerly representing shares of the old Common Stock, in lieu of such fractional share, one whole share of Common Stock.

EXCHANGE OF STOCK CERTIFICATES. The Reverse Split will occur automatically on the Effective Date, regardless of when stockholders physically surrender their stock certificates for new stock certificates. When effected, our transfer agent, American Stock Transfer & Trust Company, will act as exchange agent ("Exchange Agent") to implement the exchange of stock certificates. As soon as practicable after the Effective Date, we or the Exchange Agent will send a letter to each stockholder of record at the Effective Date for use in transmitting certificates representing shares of our Common Stock ("Old Certificates") to the Exchange Agent. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new stock certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. Stockholders would then receive a new certificate in exchange for certificates representing the number of whole shares of New Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares of New Common Stock to which these stockholders are entitled. All expenses of the exchange of certificates will be borne by us.

                          YOU SHOULD NOT SEND YOUR OLD
                  CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU
                     HAVE RECEIVED THE LETTER OF TRANSMITTAL

POTENTIAL ANTI-TAKEOVER EFFECTS. Certain provisions of our Certificate of Incorporation, bylaws and Delaware law may have the effect of delaying, deferring or discouraging another person from acquiring control of the Company.


Our Certificate of Incorporation, as amended, allows our Board to issue an additional 39,987,840 shares of preferred stock, in one or more series and with such rights and preferences including voting rights, without further shareholder approval. In the event that the Board designates additional series of preferred stock with rights and preferences, including super-majority voting rights, and issues such preferred stock, the preferred stock could make our acquisition by means of a tender offer, a proxy contest or otherwise, more difficult, and could also make the removal of incumbent officers and directors more difficult. As a result, these provisions may have an anti-takeover effect. The preferred stock authorized in our articles of incorporation, as amended, may inhibit changes of control that are not approved by our Board. These provisions could limit the price that future investors might be willing to pay in the future for our Common Stock. This could have the effect of delaying, deferring or preventing a change in control of the Company. The issuance of preferred stock could also effectively limit or dilute the voting power of our stockholders. According, such provisions of our Certificate of incorporation may discourage or prevent an acquisition or disposition of our business that could otherwise be in the best interest of our stockholders.

Following the Amendment, we will have available approximately 132 million (accounting for automatic conversion of the Series A-1 Preferred Stock) authorized but unissued shares of our Common Stock available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including a future public offering to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of Common Stock may enable our Board to issue shares of stock to persons friendly to existing management. As a result, our issuance of these shares could have an anti-takeover effect.


In addition, our Board is grouped into three classes, as nearly equal in number as possible. Directors hold office for staggered terms of three years and one of the three classes is elected each year to succeed the directors whose terms are expiring. The staggered nature of election of members to our Board may make it difficult to effect a change of incumbent management and control. As our Board currently consists of 3 members, it would take two annual meetings to replace a majority of our Board. This feature may also serve to entrench management and make their removal more difficult.

Finally, we are subject to the provisions of Section 203 of the Delaware General Corporation Law. That section provides, with some exceptions, that a Delaware corporation may not engage in any of a broad range of business combinations with a person or affiliate, or associate of the person, who is an "interested stockholder" for a period of three years from the date that the person became an interested stockholder unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder, excluding shares owned by persons who are both officers and directors of the corporation, and shares held by some employee stock ownership plans; or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. An "interested stockholder" is defined as any person that is (a) the owner of 15% or more of the outstanding voting stock of the corporation or (b) an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether the person is an interested stockholder.

The Amendment is not the result of any specific effort to accumulate our securities or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Amendment is not part of a plan by management to adopt a series of provisions having an anti-takeover effect and management does not presently intend to propose other anti-takeover measures in future proxy solicitations.

EFFECT ON OUTSTANDING SHARES. Except for de minimus adjustments that may result from the treatment of fractional interests as described above, once the Reverse Split is completed, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged. The number of shares of Common Stock that may be purchased upon exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will be adjusted in accordance with their terms as of the Effective Date.


As of the record date, each outstanding share of Series A Preferred Stock is convertible into 62,500 shares of Common Stock (on a pre-Reverse Split basis), and each outstanding share of Series A-1 Preferred Stock is convertible into 10 shares of Common Stock (on a pre-Reverse Split basis). On the Effective Date, each share of Series A Preferred Stock will be convertible into 2,083.3333 shares of Common Stock (accounting for the 1-for-30 Reverse Split) and each share of Series A-1 Preferred Stock will convert into one third (1/3) of a share of Common Stock (accounting for the 1-for-30 Reverse Split).


ACCOUNTING CONSEQUENCES. The par value of our Common Stock will remain unchanged at $0.01 per share after the Reverse Split. However, the Common Stock as designated on our balance sheet will be adjusted downward in respect of the shares of the New Common Stock to be issued in the Reverse Split such that the stated value of the Common Stock will become an amount equal to the aggregate par value of the shares of New Common Stock being issued in the Reverse Split, and the Additional Paid-in Capital as designated on our balance sheet will be increased by an amount equal to the amount by which the stated capital was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split. We do not anticipate that any other accounting consequence would arise as a result of the Reverse Split.

FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the material anticipated United States federal income tax consequences of the Amendment to our stockholders. This summary is based on the United States federal income tax laws now in effect and as currently interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of the Amendment and is not intended as tax advice to any person. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Amendment under any state, local, or foreign tax laws.

We believe that our stockholders who exchange their Common Stock solely for New Common Stock should generally recognize no gain or loss for federal income tax purposes. A stockholder's aggregate tax basis in its shares of New Common Stock received should be the same as the stockholder's aggregate tax basis in the Common Stock exchanged therefor. The holding period of the New Common Stock received by that stockholder should include the period during which the surrendered Common Stock was held, provided all such Common Stock was held as a capital asset at the Effective Date.

We will not recognize any gain or loss as a result of the Reverse Split.


RECOMMENDATION

The approval of the Amendment to the Company's Second Amended and Restated Certificate of Incorporation will require (i) a majority of the outstanding shares of Common Stock as of the record date voting as a separate class, (ii) a majority of the outstanding shares of Series A-1 Preferred Stock as of the record date voting as a separate class, (iii) a majority of the outstanding shares of Series A Preferred Stock as of the record date voting as a separate class, and (iv) a majority of the outstanding shares of Common Stock, Series A-1 Preferred Stock and Series A Preferred Stock as of the record date voting as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

ITEM 4:    DISCRETIONARY   AUTHORITY  TO  ADJOURN   ANNUAL  MEETING  TO  SOLICIT
           ADDITIONAL PROXIES

         If at the Annual Meeting, the number of shares of our capital stock, including the shares of Preferred Stock, present or represented and voting in favor of the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split, is insufficient to elect the directors nominated by the Board, adopt of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or amend the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split under Delaware law and under our Second Amended and Restated Certificate of Incorporation, our management may move to adjourn the Annual Meeting in order to enable our Board to continue to solicit additional proxies in favor of the election of directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split ("Adjournment Proposal"). In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not the proposals regarding the election of the directors nominated by the Board, the adoption of the 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split, as may be applicable.

         In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to have the discretionary authority to vote in favor of adjourning the Annual Meeting, and any later adjournments, to a later date in order to enable our Board to solicit additional proxies in favor of the election of the directors nominated by the Board, the adoption of the Patron
Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split. If the stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to a later date and use the additional time to solicit additional proxies in favor of the election of the directors nominated by the Board, the adoption of the Patron
Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split, including the solicitation of proxies from stockholders that have previously voted against the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split to defeat those proposals, we could adjourn the Annual Meeting without a vote on the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock
Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split proposals for up to 30 days and seek during that period to convince the holders of those shares to change their votes to votes in favor of the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split. If we adjourn the meeting for more than 30 days, or if we set a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at that meeting.

         The Adjournment Proposal requires the approval of a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no affect on the outcome of the vote on the Adjournment Proposal. No proxy that is specifically marked "WITHHELD" for the election of directors nominated by the Board or "AGAINST" approval of the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split will be voted in favor of the Adjournment Proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Annual Meeting to a later date. The Board believes that if the number of our shares of capital stock, including our Preferred Stock, present or represented at the Annual Meeting and voting in favor of the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split is insufficient to approve those proposals, it is in the best interests of our stockholders to enable management and the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the election of the directors nominated by the Board, the adoption of the Patron Systems, Inc. 2006 Stock
Incentive Plan and/or the amendment of the Second Amended and Restated Certificate of Incorporation to consummate the Reverse Split to bring about their approval.

RECOMMENDATION

The adoption of the Adjournment Proposal will require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting as a single class, present or represented and entitled to vote at the Annual Meeting.

All Proxies will be voted to approve this amendment unless a contrary vote is indicated on the enclosed Proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AUTHORIZE THE HOLDER OF ANY PROXY SOLICITED BY OUR BOARD TO HAVE THE DISCRETIONARY AUTHORITY TO VOTE TO ADJOURN THE ANNUAL MEETING TO A LATER DATE.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and the other four most highly compensated executive officers at the end of the fiscal year ended December 31, 2005 (collectively the "Named Executive Officers") whose compensation exceeded $100,000 during the fiscal year ended December 31, 2005, information concerning all compensation paid for services to us in all capacities.

                                                     ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                                ---------------------------------   -------------------------------
                                                                                           AWARDS           PAYOUTS
                                                                                    -------------------------------
                                                                        Other                    Securities
                                                                        Annual      Restricted   underlying
                                                Salary      Bonus    Compensation     Stock       options /   LTIP     All Other
Name and Principal Position            Year       ($)        ($)          ($)       Award(s)($)   SARs (#)   Payouts  Compensation
----------------------------------------------------------------------------------------------------------------------------------
Robert Cross(1)                        2005     186,458    82,388          0            0         1,000,000     0          0
     Director, Chief Executive         2004           0         0          0            0                 0     0          0
     Officer                           2003           0         0          0            0                 0     0          0

----------------------------------------------------------------------------------------------------------------------------------
Brett Newbold(2)                       2005     150,624         0          0            0                 0     0          0
     President & Chief Technology      2004           0         0          0            0                 0     0          0
     Officer                           2003     159,000         0          0            0                 0     0          0
----------------------------------------------------------------------------------------------------------------------------------
William Hammon(3)                      2005     157,500         0          0            0           400,000     0          0
     Chief Marketing Officer           2004           0         0          0            0                 0     0          0
                                       2003           0         0          0            0                 0     0          0
----------------------------------------------------------------------------------------------------------------------------------
James E. Morriss(4)                    2005     141,666         0          0            0           600,000     0          0
     Vice President -                  2004           0         0          0            0                 0     0          0
     Engineering                       2003           0         0          0            0                 0     0          0
----------------------------------------------------------------------------------------------------------------------------------
Heidi B. Newton(5)                     2005     142,500    15,000          0            0           200,000     0          0
     Vice President - Finance          2004           0         0          0            0                 0     0          0
     and Administration                2003           0         0          0            0                 0     0          0
----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Cross became Patron's Chief Executive Officer on February 28, 2005. On July 1, 2005, Mr. Cross was granted an option to purchase 1,000,000 shares of the Company's Common Stock at a per share exercise price of $0.65. This option terminates on June 30, 2015.

(2) Mr. Newbold was named Patron's President and Chief Technology Officer on February 28, 2005. Previously, Mr. Newbold was Patron's Chief Technology Officer and President, Technology Products Group joining the Company on October 11, 2002. He later terminated his employment as of June 30, 2003.

(3) Mr. Hammon became Patron's Chief Marketing Officer upon the acquisition of Entelagent on March 30, 2005. On August 17, 2005, Mr. Hammon received an option to purchase 400,000 shares of the Company's Common Stock at a per share exercise price of $0.34. This option grant terminates on August 16, 2015. Mr. Hammon's employment with the Company ended on January 9, 2006.

(4) Mr. Morriss became Patron's Vice President-Engineering on March 31, 2005. On August 17, 2005, Mr. Morriss was granted an option to purchase 600,000 shares of the Company's Common Stock at a per share exercise price of $0.34. This option terminates on August 16, 2015.

(5) Ms. Newton became Patron's Vice President - Finance and Administration on February 26, 2005. On August 17, 2005 Ms. Newton was granted an option to purchase 200,000 shares of the Company's Common Stock at a per share exercise price of $0.34. This option terminates on August 16, 2015.

OPTION GRANTS IN THE YEAR ENDED DECEMBER 31, 2005

                           NUMBER OF
                           SECURITIES        % OF TOTAL OPTIONS
                       UNDERLYING OPTIONS   GRANTED TO EMPLOYEES   EXERCISE    EXPIRATION
NAME                        GRANTED          IN FISCAL YEAR(1)      PRICE(2)      DATE
--------------------   ------------------   --------------------   --------    ----------
Robert Cross .......       1,000,000               18.8%            $0.65(3)     6/30/15
Brett Newbold ......              --                  --               --             --
William Hammon .....         400,000                7.5%            $0.34        8/16/15
James E. Morriss ...         600,000               11.3%            $0.34        8/16/15
Heidi B. Newton ....         200,000                3.8%            $0.34        8/16/15

(1) The total number of stock options granted to employees during the year ended December 31, 2005 was 5,315,000 shares.

(2) The exercise price of such options was equal to closing price on the trading day immediately preceding the date of grant, except as noted.

(3) Mr. Cross' options were granted at a per share exercise price of $0.65. The closing price on the date of grant was $0.68.

DIRECTOR COMPENSATION

Patron's non-employee directors do not receive compensation for their services. Directors are reimbursed for travel expenses associated with attendance at Board meetings. There were no reimbursement of travel expenses in each of the years ended December 31, 2005 and 2004.

EXECUTIVE EMPLOYMENT AGREEMENTS

ROBERT W. CROSS

On February 28, 2005, the Company's Board approved the appointment of Mr. Cross as our Chief Executive Officer and Acting Chief Financial Officer.

On July 1, 2005, we entered into an employment agreement with Mr. Cross in connection with Mr. Cross's employment for a one-year term, subject to automatic renewal, commencing on July 1, 2005, as Chief Executive Officer. The Employment Agreement provides for a base salary of $200,000 per year with a non-recoverable draw of $100,000 (grossed up for taxes) during the first six months of the Agreement. In the event that his employment is terminated, Mr. Cross shall continue to receive his base salary and shall be entitled to continued participation in our executive benefit plans for a period of six (6) months. The Employment Agreement also provides for a performance bonus determined in accordance with quarterly revenue milestones that are to be established by the Board. Mr. Cross is eligible to receive a bonus of up to 100% of quarterly base salary for each quarter that the Company achieves the agreed upon revenue milestones. Additionally, the Employment Agreement provides for the grant of 1,000,000 stock options at an exercise price of $0.65 per share with the options vesting 25% on July 1, 2005, 25% on September 30, 2005, 25% on December 31, 2005 and 25% on March 31, 2006. The options expire on June 30, 2012.

Mr. Cross's employment agreement will terminate on the expiration of the agreement's term, his death, or delivery of written notice of termination by us to Mr. Cross if he were to suffer a permanent disability rendering him unable to perform his duties and obligations under the agreement for 90 days in any 12-month period. We can terminate Mr. Cross's employment by delivery of written notice of such termination "for cause" or "without cause" (as such terms are defined in his employment agreement) to Mr. Cross. Mr. Cross can terminate his employment by delivery of written notice of termination "for good reason" (as such term is defined in his employment agreement) to us. Mr. Cross agrees not to compete with us or solicit certain of our employees or clients for a period of one year after the termination of his employment.

On March 7, 2006, the Patron Board of Directors, in executive session without Mr. Cross being present, approved a bonus arrangement ("Bonus Arrangement") for Mr. Cross. The Bonus Arrangement provides for (i) a cash bonus equal to $200,000, grossed up for taxes (the "Cash Bonus"), (ii) the Cash Bonus would be payable only after agreement has been reached with creditors holding the applicable percentage of Patron's creditor obligations agree to convert their obligations under the Creditor and Claimant Liabilities Restructuring and when the funding escrow established by Laidlaw & Company (UK) Ltd. has been released (the "Eligibility Date"), (iii) 50% of the Cash Bonus would be paid on the Eligibility Date, and the other 50% would be paid in ten equal monthly installments beginning one month following the Eligibility Date, and (iv) on the Eligibility Date, Mr. Cross would be granted a stock option in an amount representing an aggregate 2.5% of the outstanding shares of Company common stock on the Eligibility Date ("Initial Cross Grant"). Additionally, upon the completion of the Creditor and Claimant Liabilities Restructuring, Mr. Cross will be granted an additional option ("Cross Additional Option") which together with the Cross Initial Grant shall enable Mr. Cross to purchase, along with the Cross Initial Grant shares of Company common stock representing 2.5% of the common stock issued and outstanding after completion of the Creditor and Claimant Liabilities Restructuring on a fully-diluted basis. These options have a term of 10 years and vest 20% on the date of grant and 1/48th of the balance on the last day of each month for the next 48 months following the Eligibility Date.


BRETT NEWBOLD

On February 28, 2005, we entered into an employment agreement with Brett Newbold in connection with Mr. Newbold's employment for a one-year term, subject to automatic renewal, commencing on February 28, 2005, as President and Chief Technology Officer. Mr. Newbold will receive a minimum annual base salary of $190,000 during each fiscal year of the agreement, subject to adjustment on an annual basis by the Board. In the event that his employment is terminated, Mr. Newbold shall continue to receive his base salary and shall be entitled to continued participation in our executive benefit plans for a period of six (6) months. Mr. Newbold is eligible to receive (i) an annual bonus of 50% of his annual base salary if certain financial performance measures are attained and
(ii) such discretionary bonuses as may be authorized by the Board from time to time for executive employees. Mr. Newbold also is eligible to participate in stock option and other employee benefit plans of the Company that may be in effect from time to time.

Mr. Newbold's employment agreement will terminate on the expiration of the agreement's term, his death, or delivery of written notice of termination by us to Mr. Newbold if he were to suffer a permanent disability rendering him unable to perform his duties and obligations under the agreement for 90 days in any 12-month period. We can terminate Mr. Newbold's employment by delivery of written notice of such termination "for cause" or "without cause" (as such terms are defined in his employment agreement to Mr. Newbold. Mr. Newbold can terminate his employment by delivery of written notice of termination "for good reason" (as defined in his employment agreement) to us. Mr. Newbold agrees not to compete with us or solicit certain of our employees or clients for a period of two years after the termination of his employment.

BRADEN WAVERLEY

On February 17, 2006, the Company entered into an employment agreement (the "Waverley Agreement") with Braden Waverley ("Waverley"), the Company's new Chief Operating Officer. The term of the Waverley Agreement is one year with automatic one-year renewal unless Mr. Waverley is provided with written notice of non-renewal 90 days prior to expiration of the current term of the Waverley Agreement. The Waverley Agreement provides for a base salary of $200,000 per year. The Waverley Agreement provides for a performance bonus determined in accordance with revenue milestones established by the Board on a quarterly basis. Mr. Waverley is eligible to receive a bonus of up to 75% of base salary for each quarter that the Company achieves the agreed upon revenue milestones. Additionally, the Waverley Agreement provides for the grant of stock options in an amount representing an aggregate 3.5% of the outstanding shares of Company Common Stock on the date of grant ("Waverley Initial Grant"). The Waverley Initial Grant is for 2,201,119 shares at an exercise price of $0.055 per share. Additionally, upon the completion of the resolution of Claims through the issuance of Series A-1 Preferred Stock, Mr. Waverley will be granted an additional option ("Waverley Additional Option") which together with the Waverley Initial Grant shall enable Mr. Waverley to purchase, along with the Waverley Initial Grant, shares of Company Common Stock representing 3.5% of the Common Stock issued and outstanding after completion of the Creditor and Claimant Liabilities Restructuring on a fully-diluted basis. These options have a term of 10 years and vest 20% on the date of grant and 1/48th of the balance on the last day of each month for the next 48 months following the effective date of this agreement.

MARTIN T. JOHNSON

On February 17, 2006, the Company entered into an employment agreement (the "Johnson Agreement") with Martin T. Johnson ("Johnson"), the Company's new Chief Financial Officer. The term of the Johnson Agreement is one year with automatic one-year renewal unless Mr. Johnson is provided with written notice of non-renewal 90 days prior to expiration of the current term of the Johnson Agreement. The Johnson Agreement provides for a base salary of $180,000 per year. The Johnson Agreement provides for a performance bonus determined in accordance with revenue milestones established by the Board on a quarterly basis. Mr. Johnson is eligible to receive a bonus of up to 50% of base salary for each quarter that the Company achieves the agreed upon revenue milestones. Additionally, the Johnson Agreement provides for the grant of stock options in an amount representing an aggregate 1.25% of the outstanding shares of Company Common Stock on the date of grant ("Johnson Initial Grant"). The Johnson Initial Grant is for 786,114 shares at an exercise price of $0.055 per share.
Additionally, upon the completion of the resolution of Claims through the issuance of Series A-1 Preferred Stock, Mr. Johnson will be granted an additional option ("Johnson Additional Option") which together with the Johnson Initial Grant shall enable Mr. Johnson to purchase, along with the Johnson Initial Grant, shares of Company Common Stock representing 1.25% of the Common Stock issued and outstanding after completion of the Creditor and Claimant Liabilities Restructuring on a fully-diluted basis. These options have a term of 10 years and vest 20% on the date of grant and 1/48th of the balance on the last day of each month for the next 48 months following the effective date of this agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information regarding beneficial ownership of our Common Stock as of May 26, 2006, by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors, director nominees and executive officers, and (iii) all of our executive officers, director nominees and directors as a group. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at May 26, 2006. As of May 26, 2006, there were 56,398,360 shares of Common Stock outstanding. Except as otherwise indicated, the address of each of the executive officers, directors and more than 5% stockholders named below is c/o Patron Systems, Inc., 5775 Flatiron Parkway, Suite 230, Boulder, CO 80301.


                                   AMOUNT AND NATURE OF
CERTAIN BENEFICIAL OWNERS          BENEFICIAL OWNERSHIP         PERCENT OF CLASS
-------------------------          --------------------         ----------------

DIRECTORS, DIRECTOR NOMINEES &
EXECUTIVE OFFICERS

Robert W. Cross(1)                            1,066,667                     1.9%
Braden Waverley(2)                              623,650                     1.1%
Brett Newbold(3)                              4,075,000                     7.2%
Martin T. Johnson(4)                            222,732                        *
James E. Morriss(5)                             272,000                        *
Heidi B. Newton                                 202,114                        *
Robert E. Yaw II(6)                           2,950,000                     5.2%
George M. Middlemas                              22,751                        *
ALL DIRECTORS AND EXECUTIVE
   OFFICERS AS A GROUP(7)                     9,434,914                    16.1%

5% STOCKHOLDERS
Apex Investment Fund V, L.P.(8)              11,547,838                    17.0%
   225 W. Washington St.,
   Suite 1500
   Chicago, Illinois 60606

     *   Less than 1%

(1) Consists of 1,000,000 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding stock options.

(2) Consists of 623,650 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding stock options.

(3) Consists of 1,475,000 shares of Common Stock that are directly owned by Mr. Newbold, and 2,600,000 shares of Common Stock owned by Newbold, Inc., a corporation of which Mr. Newbold is the sole stockholder.

(4) Consists of 222,732 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding stock options.

(5) Consists of 225,000 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding stock options.

(6) Consists of 950,000 shares of Common Stock that are directly owned by Mr. Yaw, and 2,000,000 shares of Common Stock owned by Mr. Yaw's spouse.

(7) Consists of 2,071,382 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding stock options.

(8) Consists of 11,547,838 shares of Common Stock that may be acquired from the Company within 60 days of May 26, 2006 upon the exercise of outstanding warrants.

The following table sets forth certain information regarding beneficial ownership of our Series A-1 Preferred Stock as of May 26, 2006, by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of Series A-1 Preferred Stock, (ii) each of our directors, director nominees and executive officers, and (iii) all of our executive officers, director nominees and directors as a group, as applicable. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Series A-1 Preferred Stock actually outstanding at May 26, 2006. As of May 26, 2006, there were 35,011,196 shares of Series A-1 Preferred Stock outstanding.

                                      AMOUNT AND NATURE OF       PERCENT OF
CERTAIN BENEFICIAL OWNERS             BENEFICIAL OWNERSHIP         CLASS
-------------------------             --------------------       ----------
5% HOLDERS
Apex Investment Fund V, L.P.               10,607,316                30.3%
   225 W. Washington St.,
   Suite 1500
   Chicago, Illinois 60606
Per Gustafsson                              2,777,305                 7.9%
   Sodergatan 20A
   Vaxjo, Sweden 35235
Sherleigh Associates Inc.                   2,312,500                 6.6%
Profit Sharing Plan
   c/o Jack Silver
   920 5th Avenue, Apt. 3B
   New York, NY 10021
Patrick J. Allin                            1,875,000                 5.4%
   311 Belle Foret Drive
   Lake Bluff, IL 60044
Richard Linting                             1,777,261                 5.1%
   830 Temple Hills Drive
   Laguna Beach, CA 92651

The following table sets forth certain information regarding beneficial ownership of our Series A Preferred Stock as of May 26, 2006, by (i) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of Series A Preferred Stock, (ii) each of our directors, director nominees and executive officers, and (iii) all of our executive officers, director nominees and directors as a group, as applicable. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Series A Preferred Stock actually outstanding at May 26, 2006. As of May 26, 2006, there were 964 shares of Series A Preferred Stock outstanding.


                                      AMOUNT AND NATURE OF       PERCENT OF
CERTAIN BENEFICIAL OWNERS             BENEFICIAL OWNERSHIP         CLASS
-------------------------             --------------------       ----------
5% HOLDERS
Apex Investment Fund V, L.P.                  250                  25.9%
   225 W. Washington St.,
   Suite 1500
   Chicago, Illinois 60606
Acro Van Nieuwland                            120                  12.4%
   Bunde 8
   2970 Schilde
   Belgium
Peter Nordin APS                               93.3334              9.7%
   Bakkevei 2A
   DK 3070
   Snekkersten, Denmark
Graham Smith                                   52                   5.4%
   Vicolo Sport 15
   20029 Turbigo
   Milan, Italy


CHANGES IN CONTROL


On January 12, 2006, we issued a Stock Subscription Agreement & Mutual Release to each of our creditors and claimants pursuant to which we would sell to such creditors and/or claimants shares of Series A-1 Preferred Stock in exchange for a final and binding settlement with respect to any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities, and obligations of every kind and nature that such creditors and/or claimants may have with the Company. If all creditors and/or claimants accept the Company's offer, the Company will issue an aggregate of approximately 40,061,645 shares of Series A-1 Preferred Stock. The shares of Series A-1 Preferred Stock will automatically convert into 400,616,445 shares of the Common Stock at such time that the Company amends its Certificate of Incorporation to provide for the conversion of all shares of Series A-1 Preferred Stock. Based on 56,398,360 shares of Common Stock outstanding as of May 26, 2006, if the automatic conversion of the maximum number of shares of Series A-1 Preferred Stock were to occur on such date, the creditors and/or claimants would own approximately 87.72% of the issued and outstanding shares of the Company's Common Stock. As of May 26, 2006, 35,011,196 shares of Series A-1 Preferred Stock were outstanding, convertible into 350,111,953 shares of Common Stock.

On March 27, 2006, pursuant to the consummation of the Series A Preferred financing for aggregate proceeds of $4,820,501, the Company issued to the purchasers of Series A Preferred Stock an aggregate of 964 shares of Series A Preferred Stock and warrants to purchase an aggregate of 20,085,446 shares of Common Stock. The 964 shares of Series A Preferred Stock are, subject to certain conditions, convertible at the option of the holders thereof, into 60,256,264 shares of the Company's Common Stock. Based on 56,398,360 shares of the Company's Common Stock outstanding as of May 26, 2006, if all holders of Series A Preferred Stock elected to convert all of their shares of Series A Preferred Stock and to exercise all of their warrants issued in connection with the Series A Preferred financing on such date, such holders of Series A Preferred Stock and warrants would own approximately 58.8% of the issued and outstanding shares of Common Stock.


SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table sets forth information concerning our equity compensation plans as of December 31, 2005.

                                    NUMBER OF SECURITIES                              NUMBER OF SECURITIES REMAINING
                                      TO BE ISSUED UPON        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                         EXERCISE OF          EXERCISE PRICE OF          UNDER EQUITY COMPENSATION
                                    OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       PLANS (EXCLUDING SECURITIES
                                     WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         REFLECTED IN COLUMN (a))
PLAN CATEGORY                                (a)                     (b)                            (c)
--------------------------------    --------------------     -------------------      -----------------------------
Equity compensation plans                   --                        --                            --
approved by security holders

Equity compensation plans not           14,337,233                  $0.59                           --
approved by security holders[1]

TOTAL                                   14,337,233                  $0.59                           --

----------
[1] Represents options granted pursuant to individual option agreements.


               CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS,
                        DIRECTORS AND EXECUTIVE OFFICERS

Other than the transactions described below, within the last two years there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o        in which the amount involved exceeds $60,000; and

         o in which any director, executive officer, other stockholders of more than 5% of our equity securities or any member of their immediate family had or will have a direct or indirect material interest.

In 2002 we, through our then Chief Executive Officer, Patrick J. Allin, agreed to reimburse recurring office expenses of the non-executive Chairman of the Board in the aggregate of $142,500. The monthly recurring amount of $9,500 continued through June of 2003 at which time the office was relocated and the amount increased to $15,000 per month. The aggregate office expense in 2003 and 2004 was $147,000 and $180,000, respectively. This accrual continued through May 31, 2005, at which time the monthly office expense of $15,000 ceased to accrue.

From April 30, 2002 (Inception) to December 31, 2004, J. William Hammon, our Chief Marketing Officer, and his spouse, have advanced $345,712 in the aggregate to us. For $119,000 of this total amount, we issued two notes, payable on demand and accruing interest at a rate of 10% per annum. In an effort to secure legal counsel and pay certain reimbursable expenses, we completed two Private Placements of restricted securities for $200,000 in the aggregate, which funds were deposited into the personal bank account of Mr. Hammon. From this account, he paid certain of our outstanding obligations, including legal retainers and fees and reimbursable expenses of officers and stockholders. The $200,000 in private placement funds were netted against the total he advanced to us.

Beginning on July 1, 2005, and continuing through December 31, 2005, we completed, through 12 separate fundings, a $5,234,000 financing (the "Interim Bridge Financing III") through the issuance of (i) 10% Junior Convertible Promissory Notes (the "Bridge III Notes") and (ii) warrants to purchase up to 2,617,000 shares of common stock (the "Bridge III Warrants") to, among other existing investors, Apex Investment Fund V, L.P. ("Apex"). The Bridge III Warrants have a term of 5 years and an exercise price of $0.60 per share.

The Bridge III Notes had an initial term of 120 days (due on various dates beginning October 28, 2005) with interest at 10% per annum and featured an option for the Company to extend the term for an additional 60 days to various dates beginning December 28, 2005. Upon the extension of the maturity date of the Bridge III Notes, the contractual interest rate would increase to 12% per annum, and the Company would be required to issue warrants (the "Bridge III Extension Warrants") to purchase such number of shares of the Company's common stock equal to one-half of a share for each $1.00 of principal then outstanding. The Bridge III Extension Warrants issuable upon extension of the maturity date of the Bridge III Notes feature a term of 5 years and an exercise price of $0.60 per share. The Company has agreed to file with the SEC, a registration statement for the resale of the restricted shares of its common stock issuable upon exercise of the conversion option that would be issuable in this transaction, on a best efforts basis.

Beginning on October 29, 2005, the Company elected to extend the contractual maturity date of the various Bridge III Notes for an additional 60 days to various dates beginning December 28, 2005, which caused the contractual interest rate to increase to 12% per annum. In addition, the Company was required to issue the 1,200,000 Bridge III Extension Warrants to purchase such number of shares of common stock equal to 1/2 of a share for each $1.00 of principal amount outstanding. All of the Bridge III Notes have been redeemed in exchange for the issuance of shares of Series A-1 Preferred Stock.

On July 1, 2005, the Company issued a Bridge III Note in the principal amount of $1,650,000 and Bridge III Warrants to purchase 825,000 shares of Common Stock to Apex. The aggregate fair value of these Bridge III Warrants amounted to $415,891.

On August 19, 2005, the Company issued a Bridge III Note in the principal amount of $450,000 and Bridge III Warrants to purchase 225,000 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $55,263.

On September 30, 2005, the Company issued a Bridge III Note in the principal amount of $1,200,000 and Bridge III Warrants to purchase 600,000 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $57,143.

On October 16, 2005, the Company issued a Bridge III Note in the principal amount of $360,000 and Bridge III Warrants to purchase 180,000 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $9,018.

On October 24, 2005, the Company issued a Bridge III Note in the principal amount of $75,000 and Bridge III Warrants to purchase 37,500 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $1,879.

On October 29, 2005, the Company issued Bridge III Extension Warrants to purchase 825,000 shares of Common Stock to Apex. The fair value of these Bridge III Extension Warrants amounted to $42,394.

On October 31, 2005, the Company issued a Bridge III Note in the principal amount of $385,000 and Bridge III Warrants to purchase 192,500 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $9,644.

On November 16, 2005, the Company issued a Bridge III Note in the principal amount of $225,000 and Bridge III Warrants to purchase 112,500 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $4,431.

On November 21, 2005, the Company issued a Bridge III Note in the principal amount of $150,000 and Bridge III Warrants to purchase 75,000 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $2,954.

On November 29, 2005, the Company issued a Bridge III Note in the principal amount of $210,000 and Bridge III Warrants to purchase 105,000 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $4,135.

On December 8, 2005, the Company issued a Bridge III Note in the principal amount of $229,000 and Bridge III Warrants to purchase 114,500 shares of Common Stock to Apex. The fair value of these Bridge III Warrants amounted to $4,757.

On December 17, 2005, the Company issued Bridge III Extension Warrants to purchase 225,000 shares of Common Stock to Apex. The fair value of these Bridge III Extension Warrants amounted to $9,544.

On March 27, 2006, in repayment and full settlement of aggregate obligations outstanding to Apex amounting to $8,112,177, including obligations outstanding under the Bridge III Notes issued to Apex, the Company issued to Apex 10,140,221 shares of Series A-1 Preferred Stock.

On April 3, 2006, in repayment and full settlement of aggregate obligations outstanding to Apex amounting to $373,676, including obligations outstanding under the Bridge III Notes issued to Apex, the Company issued to Apex 467,095 shares of Series A-1 Preferred Stock.

We also have employment agreements with certain of our executive officers. The terms of those employment agreements have been previously disclosed.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and executive officers and the holders of more than 10% of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based upon our review of Forms 3, 4 and 5 submitted to us, we are aware that the following individuals failed to file on a timely basis, as disclosed in the forms above, reports required by Section 16(a) of the Exchange Act: Robert Cross, our Chief Executive Officer, failed to timely file one report reporting one transaction; Brett Newbold, our President and Chief Technology Officer failed to timely file one report reporting one transaction; Heidi B. Newton, our Vice President-Finance and Administration, failed to timely file one report reporting one transaction; James E. Morriss, our Vice President-Engineering, failed to timely file one report reporting one transaction; and J. William Hammon, our former Chief Marketing Officer failed to timely file one report reporting one transaction.

                             STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2007 Annual Meeting of stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 24, 2006. In addition, in the event a stockholder proposal is not received by the Company by March 9, 2007, the Proxy to be solicited by the Board for the 2007 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Our Board has selected Marcum & Kliegman LLP ("Marcum & Kliegman") as our independent public accountant for the current fiscal year ending December 31, 2006. We anticipate that a representative of Marcum & Kliegman will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Marcum & Kliegman will be afforded an opportunity to make a statement if he or she so desires.

As reported on a current report filed with the Securities & Exchange Commission on February 10, 2004, on January 21, 2004, we received notification from Grant Thornton LLP ("Grant Thornton") of its decision to resign as our independent public accountants.

Grant Thornton's reports on the our consolidated financial statements as of September 30, 2002 and for the period from inception (April 30, 2002) through September 30, 2002 and as of December 31, 2002 and for the period from inception (April 30, 2002) through December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles except such reports did contain an explanatory paragraph related to the Company's ability to continue as a going concern. During the fiscal period ended December 31, 2002 and through the date of Grant Thornton's resignation, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the interim period ending September 30, 2002, the fiscal period ended December 31, 2002 and the subsequent interim periods preceding such resignation, there were no "reportable events" (as that term is defined in Items 304(a)(l)(v) of Regulation S-K) except as follows:

         o During the course of reviewing the Company's quarterly unaudited financial statements on Form 10-QSB in 2003, the Company had on numerous occasions in 2003 been provided with confirmation letters from an investor, InterCap Group LLC, committing to $50 million in financing. In reliance on these documents and other discussions with the investor about such financing, management continually believed it had met the conditions precedent to funding and that the funding would be imminent, having disclosed in its Form 10-QSB for the quarter ending September 30, 2003 that the funding would take place no later than January 5, 2004. In its letter of resignation, Grant Thornton concluded based on background information related to the investor it had independently obtained and later had been brought to its attention by management through subsequent discussions, that this background information had not been brought to Grant Thornton's attention on a timely basis. In its resignation letter, Grant Thornton indicated that it believed a representation made by the Company that Hogan & Hartson LLP ("Hogan") had agreed to be re-engaged as the Company's legal counsel upon payment of outstanding fees was not factual based upon its own inquires made to Hogan. In addition, Grant Thornton also indicated that the Company had not been forthcoming with contact information requested from the Company for an official reference regarding the background of the investor. These factors, coupled with newly found information concerning the investor's background, and the fact that the funding had never occurred as promised by the investor, led Grant Thornton to conclude that it could no longer rely on the Company's representations and, as a result, Grant Thornton was unwilling to be associated with the financial statements prepared by our management, and accordingly, advised us that Grant Thornton was withdrawing its audit reports and those audit reports could no longer be relied upon.

Based on our subsequent discussion with a representative of Hogan, we believe our statements made to Grant Thornton regarding our relationship with Hogan at the time were true, and that there was either a miscommunication or misunderstanding between Grant Thornton and Hogan. In addition, at the time of Grant Thornton's resignation, we were unaware that Grant Thornton had not been provided with the official reference information for the investor it had requested.

Lastly, our disclosure of the InterCap funding was based on written and verbal communication from InterCap and verified by knowledgeable third parties. We believe the statements made in previous filings and press releases accurately and completely described InterCap's commitments at the time of each disclosure.

Our Board did not recommend or approve the resignation of Grant Thornton.

We requested that Grant Thornton furnish us with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agreed with our statements in our filings with the SEC. We do not have a record of receipt of such a letter.

On October 27, 2004, the Board resolved to engage Marcum & Kliegman LLP as our new independent accountants to audit our financial statements for the period from April 30, 2002 through December 31, 2002, and for the fiscal years ended December 31, 2003 and 2004. We engaged Marcum & Kliegman as our new independent accountants as of November 15, 2004. During the two most recent fiscal years and the interim period preceding the engagement of Marcum & Kliegman, we have not consulted with Marcum & Kliegman regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-B.

AUDIT FEES

The aggregate fees billed for each of the fiscal years ended December 31, 2005 and 2004, for professional services rendered by the principal accountant for the audit of our annual financial statements were $364,786 and $60,000, respectively.

AUDIT-RELATED FEES

The aggregate fees billed for the fiscal year ended December 31, 2005 for professional services rendered by the principal accountant for audit related services associated with the preparation of the acquisition Form 8-K filing was $30,214.

TAX FEES

None.

ALL OTHER FEES

None.

Our Board is directly responsible for interviewing and retaining our independent public accountant, considering the accounting firm's independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent public accountant. The Board does not delegate these responsibilities. During each of the fiscal years ended December 31, 2005 and December 31, 2004, respectively, our Board pre-approved 100% of the services described above.

                            SOLICITATION OF PROXIES

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                          ANNUAL REPORT ON FORM 10-KSB

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2005, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY, 5775 FLATIRON PARKWAY, SUITE 230, BOULDER, COLORADO 80301.


                                             ON BEHALF OF THE BOARD OF DIRECTORS


                                             Robert Cross
                                             CHIEF EXECUTIVE OFFICER





Boulder Colorado
June 9, 2006

                                                                      APPENDIX A

                              PATRON SYSTEMS, INC.

                            2006 STOCK INCENTIVE PLAN

               (Adopted by the Board of Directors on May 10, 2006)


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.       ESTABLISHMENT AND PURPOSE.....................................1

SECTION 2.       DEFINITIONS...................................................1

         (a)     "Affiliate"...................................................1
         (b)     "Award".......................................................1
         (c)     "Board of Directors"..........................................1
         (d)     "Change in Control"...........................................1
         (e)     "Code"........................................................2
         (f)     "Company".....................................................2
         (g)     "Consultant"..................................................2
         (h)     "Employee"....................................................2
         (i)     "Exchange Act"................................................3
         (j)     "Exercise Price"..............................................3
         (k)     "Fair Market Value"...........................................3
         (l)     "ISO".........................................................3
         (m)     "Nonstatutory Option" or "NSO"................................3
         (n)     "Offeree".....................................................3
         (o)     "Option"......................................................3
         (p)     "Optionee"....................................................3
         (q)     "Outside Director"............................................4
         (r)     "Parent"......................................................4
         (s)     "Participant".................................................4
         (t)     "Plan"........................................................4
         (u)     "Post-Reverse Split Basis"....................................4
         (v)     "Purchase Price"..............................................4
         (w)     "Restricted Share"............................................4
         (x)     "Restricted Share Agreement"..................................4
         (y)     "SAR".........................................................4
         (z)     "SAR Agreement"...............................................4
         (aa)    "Service".....................................................4
         (bb)    "Share".......................................................4
         (cc)    "Stock".......................................................4
         (dd)    "Stock Option Agreement"......................................4
         (ee)    "Stock Unit"..................................................4
         (ff)    "Stock Unit Agreement"........................................5
         (gg)    "Subsidiary"..................................................5
         (hh)    "Total and Permanent Disability"..............................5

SECTION 3.       ADMINISTRATION................................................5

         (a)     General; Committee Composition................................5
         (b)     Committee for Non-Officer Grants..............................5
         (c)     Committee Procedures..........................................5

         (d)     Administrator Responsibilities................................5

SECTION 4.       ELIGIBILITY...................................................7

         (a)     General Rule..................................................7
         (b)     Ten-Percent Stockholders......................................7
         (c)     Attribution Rules.............................................7
         (d)     Outstanding Stock.............................................7

SECTION 5.       STOCK SUBJECT TO PLAN.........................................7

         (a)     Basic Limitation..............................................7
         (b)     Award Limitation..............................................7
         (c)     Additional Shares.............................................8

SECTION 6.       RESTRICTED SHARES.............................................8

         (a)     Restricted Stock Agreement....................................8
         (b)     Payment for Awards............................................8
         (c)     Vesting.......................................................8
         (d)     Voting and Dividend Rights....................................8
         (e)     Restrictions on Transfer of Shares............................8

SECTION 7.       TERMS AND CONDITIONS OF OPTIONS...............................9

         (a)     Stock Option Agreement........................................9
         (b)     Number of Shares..............................................9
         (c)     Exercise Price................................................9
         (d)     Withholding Taxes.............................................9
         (e)     Exercisability and Term.......................................9
         (f)     Exercise of Options..........................................10
         (g)     Effect of Change in Control..................................10
         (h)     Leaves of Absence............................................10
         (i)     No Rights as a Stockholder...................................10
         (j)     Modification, Extension and Renewal of Options...............10
         (k)     Restrictions on Transfer of Shares...........................10
         (l)     Buyout Provisions............................................11

SECTION 8.       PAYMENT FOR SHARES...........................................11

         (a)     General Rule.................................................11
         (b)     Surrender of Stock...........................................11
         (c)     Services Rendered............................................11
         (d)     Cashless Exercise............................................11
         (e)     Exercise/Pledge..............................................11
         (f)     Promissory Note..............................................11
         (g)     Other Forms of Payment.......................................11
         (h)     Limitations under Applicable Law.............................12

SECTION 9.       STOCK APPRECIATION RIGHTS....................................12

         (a)     SAR Agreement................................................12
         (b)     Number of Shares.............................................12
         (c)     Exercise Price...............................................12
         (d)     Exercisability and Term......................................12
         (e)     Effect of Change in Control..................................12
         (f)     Exercise of SARs.............................................12
         (g)     Modification or Assumption of SARs...........................13

SECTION 10.      STOCK UNITS..................................................13

         (a)     Stock Unit Agreement.........................................13
         (b)     Payment for Awards...........................................13
         (c)     Vesting Conditions...........................................13
         (d)     Voting and Dividend Rights...................................13
         (e)     Form and Time of Settlement of Stock Units...................13
         (f)     Death of Recipient...........................................14
         (g)     Creditors' Rights............................................14

SECTION 11.      ADJUSTMENT OF SHARES.........................................14

         (a)     Adjustments..................................................14
         (b)     Dissolution or Liquidation...................................14
         (c)     Reorganizations..............................................15
         (d)     Reservation of Rights........................................15

SECTION 12.      DEFERRAL OF AWARDS...........................................15

SECTION 13.      AWARDS UNDER OTHER PLANS.....................................16

SECTION 14.      PAYMENT OF DIRECTOR'S FEES IN SECURITIES.....................16

         (a)     Effective Date...............................................16
         (b)     Elections to Receive NSOs, Restricted Shares or
                 Stock Units..................................................16
         (c)     Number and Terms of NSOs, Restricted Shares or
                 Stock Units..................................................16

SECTION 15.      LEGAL AND REGULATORY REQUIREMENTS............................16

SECTION 16.      WITHHOLDING TAXES............................................17

         (a)     General......................................................17
         (b)     Share Withholding............................................17

SECTION 17.      OTHER PROVISIONS APPLICABLE TO AWARDS........................17

         (a)     Transferability..............................................17

         (b)     Qualifying Performance Criteria..............................17

SECTION 18.      NO EMPLOYMENT RIGHTS.........................................18

SECTION 19.      DURATION AND AMENDMENTS......................................18

         (a)     Term of the Plan.............................................18
         (b)     Right to Amend or Terminate the Plan.........................18
         (c)     Effect of Termination........................................18

SECTION 20.      EXECUTION....................................................18

                              PATRON SYSTEMS, INC.

                            2006 STOCK INCENTIVE PLAN



SECTION 1.        ESTABLISHMENT AND PURPOSE.


         The Plan (as hereinafter defined) was adopted by the Board of Directors on May 10, 2006, and shall become effective as of July 20, 2006, provided it is approved by the holders of at least a majority of the shares of common stock and preferred stock present or represented and voting on the proposal to approve this Plan at the 2006 annual meeting of the stockholders of the Company duly held in accordance with applicable law (the "Effective Date"). The purpose of the Plan is to promote the long-term success of the Company (as hereinafter defined) and the creation of stockholder value by (a) encouraging Employees (as hereinafter defined), Outside Directors (as hereinafter defined) and Consultants (as hereinafter defined) to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards (as hereinafter defined) in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be administered by the Administrator, as provided in Section 3 hereof. For the purposes hereof, "Administrator" shall mean the Board of Directors (as defined hereinafter) or any committee authorized by the Board of Directors to administer the Plan, pursuant to the terms hereof.


SECTION 2.        DEFINITIONS.

         (a) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

         (b) "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

         (c) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (d) "Change in Control" shall mean the occurrence of any of the following events:

                  (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

                           (A) Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

                           (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

                  (ii) Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

                  (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

                  (iv) The sale, transfer or other disposition of all or substantially all of the Company's assets.

         For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) the Effective Date or (2) the date 12 months prior to the date of the event that may constitute a Change in Control.

         For purposes of subsection (d)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

         Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f)      "Company" shall mean Patron Systems, Inc.

         (g) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

         (h) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Exercise Price" shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         (k) "Fair Market Value" with respect to a Share, shall mean the market price of one Share of Stock, determined by the Administrator as follows:

                  (i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

                  (iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

         In  all  cases,   the   determination  of  Fair  Market  Value  by  the
         Administrator shall be conclusive and binding on all persons.

         (l) "ISO" shall mean an employee incentive stock option described in Section 422 of the Code.

         (m) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

         (n) "Offeree" shall mean an individual to whom the Administrator has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

         (o) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (p) "Optionee" shall mean an individual or estate who holds an Option or SAR.

         (q) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

         (r) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

         (s) "Participant" shall mean an individual or estate who holds an Award.

         (t) "Plan" shall mean this Patron Systems, Inc. 2006 Stock Incentive Plan, as amended from time to time.

         (u) "Post-Reverse-Split-Basis" shall mean subsequent to the consummation of a reverse stock split by the Company of the outstanding Stock whereby each holder of Stock receives one
                  (1) Share for each thirty (30) Shares held by such holder of Stock.

         (v) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Administrator.

         (w)      "Restricted Share" shall mean a Share awarded under the Plan.

         (x) "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

         (y) "SAR" shall mean a stock appreciation right granted under the Plan.

         (z) "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         (aa) "Service" shall mean service as an Employee, Consultant or Outside Director.

         (bb) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

         (cc)     "Stock" shall mean the Common Stock of the Company.

         (dd) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

         (ee) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

         (ff) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

         (gg) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (hh) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3.        ADMINISTRATION.

         (a) GENERAL; COMMITTEE COMPOSITION. The Plan shall be administered by the Board of Directors. The Board of Directors may also designate a committee of the Board of directors to administer the Plan, which committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, to the extent that the Company has a class of stock registered under Section 12 of the Exchange Act or is subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the composition of the committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

         (b) COMMITTEE FOR NON-OFFICER GRANTS. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under
                  Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

         (c) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of each committee provided for hereunder as chairman. Each committee may hold meetings at such times and places as it shall determine. The acts of a majority of any committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all committee members, shall be valid acts of such committee.

         (d) ADMINISTRATOR RESPONSIBILITIES. Subject to the provisions of the Plan, the Administrator shall have full authority and discretion to take the following actions:

                  (i)      To interpret the Plan and to apply its provisions;

                  (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

                  (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

                  (iv) To determine when Awards are to be granted under the Plan;

                  (v)      To select the Offerees and Optionees;

                  (vi) To determine the number of Shares to be made subject to each Award;

                  (vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

                  (viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

                  (ix) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

                  (x) To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

                  (xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

                  (xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

                  (xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

                  (xiv)    To  take  any  other  actions  deemed   necessary  or
                           advisable for the administration of the Plan.

         Subject to the requirements of applicable law, the Administrator may designate persons other than members of the Administrator to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Administrator shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Administrator shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.        ELIGIBILITY.

         (a) GENERAL RULE. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

         (b) TEN-PERCENT STOCKHOLDERS. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

         (c) ATTRIBUTION RULES. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

         (d)      OUTSTANDING   STOCK.  For  purposes  of  Section  4(b)  above,
                  "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.        STOCK SUBJECT TO PLAN.

         (a) BASIC LIMITATION. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 5,600,000 Shares on a Post-Reverse-Split Basis, plus an annual increase on the first day of each fiscal year during the term of the Plan, beginning January 1, 2007, in each case in an amount equal to the lesser of (i) 1,000,000 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year, or (iii) an amount determined by the Board of Directors. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) AWARD LIMITATION. Subject to the provisions of Section 11, and without limiting the powers of the Board of Directors, the Board of Directors may limit the number of Shares underlying or relating to Options, SARs, Restricted Shares or Stock Units that a Participant may receive under the Plan in any calendar year, or place any other limitations on the number and types of Awards (or the Shares underlying or relating to Awards) that may be granted to a Participant under the Plan. The maximum number of Shares that may be subject to all Awards granted under the Plan to any one Participant during any fiscal year is 1,500,000 shares, on a Post-Reverse Split Basis.

         (c) ADDITIONAL SHARES. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6.        RESTRICTED SHARES.

         (a) RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         (b) PAYMENT FOR AWARDS. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

         (c) VESTING. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting
                  Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

         (e) RESTRICTIONS ON TRANSFER OF SHARES. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS.

         (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with
                  Section 11.

         (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, a Stock Option Agreement may specify that the exercise price of an NSO may vary in accordance with a predetermined formula. Subject to the foregoing in this
                  Section 7(c), the Exercise Price under any Option shall be determined by the Administrator at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

         (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Administrator at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

         (f) EXERCISE OF OPTIONS. Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

         (g) EFFECT OF CHANGE IN CONTROL. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         (h) LEAVES OF ABSENCE. An Employee's Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

         (i) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

         (j) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

         (k) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

         (l) BUYOUT PROVISIONS. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

SECTION 8.        PAYMENT FOR SHARES.

         (a) GENERAL RULE. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through
                  Section 8(g) below.

         (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (c) SERVICES RENDERED. At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Administrator shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

         (d) CASHLESS EXERCISE. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

         (e) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

         (f) PROMISSORY NOTE. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         (g) OTHER FORMS OF PAYMENT. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         (h) LIMITATIONS UNDER APPLICABLE LAW. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Administrator in its sole discretion.

SECTION 9.        STOCK APPRECIATION RIGHTS.

         (a) SAR AGREEMENT. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         (b) NUMBER OF SHARES. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

         (c) EXERCISE PRICE. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         (d) EXERCISABILITY AND TERM. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         (e) EFFECT OF CHANGE IN CONTROL. The Administrator may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

         (f) EXERCISE OF SARS. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or
                  (c) a combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

         (g) MODIFICATION OR ASSUMPTION OF SARS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10.       STOCK UNITS.

         (a) STOCK UNIT AGREEMENT. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         (b) PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         (c) VESTING CONDITIONS. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Administrator may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

         (d) VOTING AND DIVIDEND RIGHTS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

         (e) FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.
                  Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

         (f) DEATH OF RECIPIENT. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         (g) CREDITORS' RIGHTS. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.       ADJUSTMENT OF SHARES.

         (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

                  (ii)     The limitations set forth in Sections 5(a) and (b);

                  (iii) The number of Shares covered by each outstanding Option and SAR;

                  (iv) The Exercise Price under each outstanding Option and SAR; or

                  (v) The number of Stock Units included in any prior Award which has not yet been settled.

                  Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         (b) DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         (c) REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

                  (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                  (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

                  (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

                  (iv)     Full   exercisability   or  vesting  and  accelerated
                           expiration of the outstanding Awards; or

                  (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

         (d) RESERVATION OF RIGHTS. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12.       DEFERRAL OF AWARDS.

         The Administrator (in its sole discretion) may permit or require a Participant to:

         (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

         (b)      Have  Shares  that  otherwise   would  be  delivered  to  such
                  Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

         (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

         A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.       AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under
Section 5.

SECTION 14.       PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         (a)      EFFECTIVE  DATE.  No  provision  of this  Section  14 shall be
                  effective   unless  and  until  the  Board  of  Directors  has
                  determined to implement such provision.

         (b) ELECTIONS TO RECEIVE NSOS, RESTRICTED SHARES OR STOCK UNITS. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company, if any, in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

         (c) NUMBER AND TERMS OF NSOS, RESTRICTED SHARES OR STOCK UNITS. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16.       WITHHOLDING TAXES.

         (a) GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

         (b) SHARE WITHHOLDING. The Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17.       OTHER PROVISIONS APPLICABLE TO AWARDS.

         (a) TRANSFERABILITY. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Administrator) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with
                  Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

         (b) QUALIFYING PERFORMANCE CRITERIA. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization,
                  (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares ("Qualifying Performance Criteria"). The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset
                  write-downs,   (ii)   litigation   or
                  claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year. The Administrator shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Administrator may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

SECTION 18.       NO EMPLOYMENT RIGHTS.

         No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19.       DURATION AND AMENDMENTS.


         (a) TERM OF THE PLAN. The Plan, as set forth herein, shall terminate automatically on July 19, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.


         (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

         (c) EFFECT OF TERMINATION. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20.       EXECUTION.

         To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                    PATRON SYSTEMS, INC.

                                    By:
                                           -------------------------------------
                                           Robert Cross
                                           Chief Executive Officer

                                                                      APPENDIX B

                            CERTIFICATE OF AMENDMENT
                                       OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              PATRON SYSTEMS, INC.


         Patron Systems, Inc., a corporation organized and existing under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), does hereby certify that:

         I. Pursuant to the Unanimous Written Consent of the Board of Directors of the Corporation dated May 10, 2006, resolutions were duly adopted setting forth a proposed amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable to the Corporation and its stockholders. The resolution setting forth the proposed amendment is as follows:

         RESOLVED FURTHER, that Section (A) of Article IV the Certificate of Incorporation in its entirety to read as follows:

         "Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 225,000,000, consisting of 150,000,000 shares of common stock, with the par value of $0.01 per share ("Common Stock"), and 75,000,000 shares of preferred stock, with the par value of $0.01 per share. Simultaneously with the effective date of the filing of this amendment to the Second Amended and Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-thirtieth of one share (0.033333) of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of all of such holder's stock certificates formerly representing shares of Old Common Stock, in lieu of such fractional share, one whole share of Common Stock.

         The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock."

         II. That thereafter, a majority of the outstanding stock entitled to vote thereon, acting pursuant to a duly called and held meeting of stockholders, approved the amendment.

         III. That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Robert Cross, its Chief Executive Officer, this __ day of July, 2006.




                                By:               /s/ Robert Cross
                                         ---------------------------------------
                                         Name:    Robert Cross
                                         Title:   Chief Executive Officer

                              PATRON SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, a stockholder of PATRON SYSTEMS, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Robert Cross and Martin T. Johnson, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of stockholders of the Company, to be held on July 20, 2006, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:


The Board of Directors recommends a FOR vote on all proposals listed below.

Proposal 1.  To elect the following three nominees as directors:


--------------------------  ------------------------  -------------------------
         CLASS I                    CLASS II                  CLASS III
--------------------------  ------------------------  -------------------------
    George Middlemas              Robert Cross             Braden Waverley
--------------------------  ------------------------  -------------------------


              _____ FOR NOMINEES LISTED (except as marked to the contrary below)
              _____ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

--------------------------------------------------------------------------------
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.  To adopt the Patron Systems, Inc. 2006 Stock Incentive Plan.

            |_| FOR              |_| AGAINST            |_| ABSTAIN

Proposal 3. To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended, to provide for a 1-for-30 reverse stock split of the Company's issued and outstanding Common Stock.

            |_| FOR              |_| AGAINST            |_| ABSTAIN


Proposal 4. To authorize the holder of any proxy solicited by the Company's Board of Directors to have the discretionary authority to vote to adjourn the Annual Meeting to a later date.

            |_| FOR              |_| AGAINST            |_| ABSTAIN


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated June 9, 2006, relating to the Annual Meeting.


                                         Dated:___________________________, 2006

                                         Signature:_____________________________

                                         Signature:_____________________________
                                         Signature(s) of Stockholder(s)
                                         (See Instructions Below)

                                         The    signature(s)    hereon    should
                                         correspond  exactly with the name(s) of
                                         the  stockholder(s)  appearing  on  the
                                         Share  Certificate.  If  stock  is held
                                         jointly,  all joint owners should sign.
                                         When  signing  as  attorney,  executor,
                                         administrator,   trustee  or  guardian,
                                         please  give  full  title as  such.  If
                                         signer is a  corporation,  please  sign
                                         the  full  corporation  name,  and give
                                         title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                          attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE